UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                              --------------------

        Date of Report (Date of earliest event reported): August 7, 2003

                               NVIDIA CORPORATION
                              --------------------
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

                                     0-23985
                            (Commission File Number)

                                   94-3177549
                      (I.R.S. Employer Identification No.)

                            2701 San Tomas Expressway
                              Santa Clara, CA 95050
                              --------------------
              (Address of principal executive offices and zipcode)

      (Registrant's telephone number, including area code): (408) 486-2000


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Item 12. Results of Operations and Financial Condition

On August 7, 2003, NVIDIA Corporation issued a press release announcing its results for the three and six months ended July 27, 2003. The press release is furnished and attached as Exhibit 99.1 and is incorporated herein by reference.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       NVIDIA CORPORATION

                                       By: /s/ Marvin D. Burkett
                                       -----------------------------------------
                                       Marvin D. Burkett
                                       Chief Financial Officer

Date: August 7, 2003
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                                  EXHIBIT INDEX

Exhibit Number   Description
--------------   ---------------------------------------------------------------
99.1             Press Release, dated August 7, 2003 entitled "NVIDIA Reports
                 Operating Results for the Second Quarter Fiscal 2004."